Exhibit 99.11a

                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of May 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Morgan Stanley Credit Corporation as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-7 (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

      WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Second Amended And Restated Master Mortgage Loan Purchase Agreement, dated as of February 1, 2004 (as amended or modified to the date hereof, the "Initial Purchase Agreement"), and (b) a Third Amended And Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (as amended or modified to the date hereof, the "Purchase Agreement") and (c) a certain Amended and Restated Master Servicing Agreement, dated as of February 1, 2004 (as amended or modified to the date hereof, the "Servicing Agreement" and, together with the Initial Purchase Agreement and the Purchase Agreement, the "Agreements"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreements and the Servicer has agreed to service such Mortgage Loans;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreements and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption

      (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

            MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreements which are not the Specified Mortgage Loans.

      (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, and the Trustee,


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on behalf of the Trust, hereby accepts such assignment from the Depositor (the
"Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

      (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2. Recognition of Trustee

      (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreements. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 16 of the Purchase Agreement and Section 12.02 of the Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreements with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator, and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

      3. Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreements or this Assignment.

      (b) Each of the Depositor, MSMCI, Master Servicer and Seller represents and warrants that it is duly and legally authorized to enter into this Assignment.

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      (c) Each of the Depositor, MSMCI, Servicer and Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in Section 5 of the Purchase Agreement and Section 3.01 of the Servicing Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreements, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

      4. The Servicer will service the Mortgage Loans in accordance with the terms and conditions of the Servicing Agreement and this Assignment. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:       121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to: 50922400, MSM 2006-7

      The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2006-7
            Office Number:  (410) 884-2000
            Telecopier: (410) 715-2380

      For the avoidance of doubt, the parties to this Assignment hereby acknowledge that the Master Servicer shall have no obligation for enforcing or overseeing the Servicer's activities pursuant to Article V of the Servicing Agreement.

      5.    Amendments to the Servicing Agreement

      The parties to this Assignment hereby agree to amend the Servicing Agreement as follows:


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            (a) The definition of "Permitted Investments" is hereby amended and restated in its entirety as follows:

            "(i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the certificates issued pursuant to the Pooling and Servicing Agreement (the "Certificates") by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

            (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

            (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

            (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

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            (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

            (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

            (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

 provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended."

            (b) The definition of "Principal Prepayment" is hereby added to
            Section 1.01 of the Servicing Agreement:

      "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty, if applicable, or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment."

            (c) The definition of "Servicing Fee Rate" in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

      "Servicing Fee Rate": With respect to the fixed rate Mortgage Loans, 0.25% per annum."

            (d) For the avoidance of doubt, Section 4.05(ii) allows the Servicer to use Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income to reimburse itself for unreimbursed Monthly Advances, subject to the other limitations contained in such Section 4.05(ii).

            (e) For the avoidance of doubt, Section 4.05(iii) allows the Servicer to use funds from the Custodial Account to reimburse itself for unreimbursed Servicing Advances, subject to the other limitations contained in such Section 4.05(iii).

            (f) The first paragraph of Section 4.13 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

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      "With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Owner, or its designee. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. With respect to any REO Property, the Servicer shall take title as "LaSalle Bank National Association, as Trustee, under the Pooling and Servicing Agreement dated May 1, 2006. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer, manage, protect, conserve and operate such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation, management and operation and protection of the interests of the Owner, or its designee, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owner, or its designee, for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Owner, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Owner, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Owner, or its designee, for filing.

      In the event that the Owner, or its designee, acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Owner, or its designee. In that event, the Owner, or its designee, shall have been supplied with an Opinion of Counsel to the effect that the holding by the Owner, or its designee, of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time, the Owner, or its designee, may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Owner, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Owner, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Owner, or its designee, with respect to the imposition of any such taxes."

            (g) The second sentence of the third paragraph of Section 6.01 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "Such interest shall be paid by Servicer to Owner on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

            (h) The first paragraph of Section 6.02 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

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      "Statements to the Owner. Not later than the 10th calendar day of each month (or, if such 10th day is not a Business Day, the following Business
Day), the Servicer shall forward to the Master Servicer in hard copy and electronic format a statement setting forth (a) the amount of the distribution made on such Remittance Date which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by the Servicer during the prior calendar month; (c) the aggregate Stated Principal Balance and the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the preceding month; and (d) the paid through date for each Mortgage Loan. Such statement shall also include mortgage loan level data as agreed upon by the Servicer and the Master Servicer and, for Mortgage Loans having been foreclosed and liquidated, the monthly reports substantially in the form of Exhibit C, as applicable, attached hereto."

            (i) Sections 7.04, 7.05 and 7.07 of the Servicing Agreement are hereby deleted.

            (j) The word "or" is added at the end of Sections 10.01(vi) and 10.01(vii) and the following paragraph is hereby incorporated into the Servicing Agreement as new Section 10.01(viii):

      "(f) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 7.04 and 7.05 of the Purchase Agreement which failure continues unremedied for a period of fourteen (14) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

            (k) Section 11.01 of the Servicing Agreement is hereby amended and restated in its entirety:

      "Termination. The respective obligations and responsibilities of Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder, (ii) mutual consent of Servicer and Owner in writing or (iii) a resignation permitted by Section 9.04 hereof.

            (l) The following paragraph is hereby incorporated into the Servicing Agreement as new Section 12.15:

      "Third Party Beneficiary. For purposes of this Agreement and the Purchase Agreement, including but not limited to Section 7.05 of the Purchase Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement and the Purchase Agreement, entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement and the Purchase Agreement."

            (m) Exhibit C to the Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit C attached to this Assignment as Exhibit II.

      6.    Amendments to the Purchase Agreement

  The parties to this Assignment hereby agree to amend the Purchase Agreement as follows:

            (a) The first sentence of Section 7.03(c) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

      "If so requested by the Purchaser, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for


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purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB.


            (b) Section 7.03(d) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

      "For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (i) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subcontractor to perform or assist the Company with the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

            (c) Section 7.03 (e) (ii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

      "which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser, and any Master Servicer at least fifteen (15) calendar days prior to the effective date of such succession or appointment,"

            (d) Section 7.03 (f) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten
(10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

              (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

              (ii)material breaches of pool asset representations or
            warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

              (iii) information regarding new asset-backed securities
            issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

            (e) The following is inserted as 7.03 (g) of the Purchase
Agreement:

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"The Company shall provide to the Purchaser, any Master Servicer and any
Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor."

            (f) Section 7.04 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, any Master Servicer and any Depositor a statement of compliance addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

In the event that the Servicer fails to timely comply with this Section 7.04, the Depositor shall use its commercially reasonable efforts to obtain written statements or assurances from the Commission, that such failure to provide the required statement of compliance on a timely basis, and a one time additional failure by the Servicer to comply with this Section 7.04, will not result in any adverse effect on the Depositor or its affiliates with respect to any Shelf Registration on Form S-3 of the Depositor or any of its affiliates. Any costs or expenses incurred by the Depositor or the Master Servicer in obtaining such statement or assurances from the Commission shall be reimbursed to the Depositor or the Master Servicer by the Servicer. In the event that the Depositor is unable to receive any such assurances from the Commission after the use of such commercially reasonable efforts of the related year, such failure by the Servicer to comply with this Section 7.04 shall be deemed an Event of Default, automatically at such time, without notice and without any cure period, and Depositor may, in addition to whatever rights the Depositor may have under Section 8 of the Purchase Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same, as provided in Section 11 of the Purchase Agreement. Such termination shall be considered with cause pursuant to Section 11.01 of the Purchase Agreement. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary."

            (g) Section 7.05(a)(i) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"deliver to the Purchaser and any Master Servicer a report (in form and substance reasonably satisfactory to the Purchaser and such Master Servicer) regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and signed by an authorized officer of the Seller, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 12 hereto delivered to the Purchaser concurrently with the execution of this Agreement;"

            (h) Section 7.05(a)(ii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"deliver to the Purchaser and such Master Servicer a report of a registered public accounting firm reasonably acceptable to the Purchaser and any Master Servicer that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;"

            (i) Section 7.05(a)(iii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"cause each Subservicer, and each Subcontractor determined by the Seller pursuant to Subsection 7.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Master Servicer an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and"

            (j) Section 7.05(a)(iv) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"deliver, and cause each Subservicer and Subcontractor described in clause
(iii) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Servicer, in the form attached hereto as Exhibit 11. In addition to providing the Sarbanes Certification, the Servicer shall also cooperate with the Depositor and provide such additional information as the Depositor may reasonably request with respect thereto."

            (k) The first sentence of Section 7.06(a) is amended to add the Master Servicer as a party that the Seller need not seek consent from for the utilization of any Subservicer. The third sentence of
            Section 7.06(a) is amended to require the Company to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Purchase Agreement: Section 7.02, Section 7.03(c),
            (e), (f) and (g), Section 7.04, Section 7.05, Section 7.06(a) and
            Section 7.07.

            (l) The first paragraph of Section 7.06(b) is hereby amended and restated in its entirety as follows:

"It shall not be necessary for the Seller to seek the consent of the Purchaser or any Master Servicer to the utilization of any Subcontractor. The Seller shall promptly upon request provide to the Purchaser and any Master Servicer a written description (in form and substance satisfactory to the Purchaser and such Master Servicer) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which, if any, of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.""

            (m) The last sentence of the second paragraph of Section 7.06(b) is amended to require the Company to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under Section 7.05.

            (n) Section 7.07(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person, including but not limited to, any Master Servicer, responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (o) Section 7.07(a)(ii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"(ii) any breach by the Company under this Section 7, including particularly any failure by the Company, any Subservicer, any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required, under this Section 7, including any failure by the Company to identify pursuant to Section 7.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

            (p) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 7.07(b)(i) of the Purchase Agreement:

"(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

            (q) The following is added as Section 7.07(c) of the Purchase
Agreement:

"(c) If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

      This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

            (r) Exhibit 11 to the Purchase Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 11 attached to this Assignment as Exhibit C-1.

            (s) Exhibit 12 to the Purchase Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 12 attached to this Assignment as Exhibit A-1.

            (t) Written notice provided in compliance with Sections 7.03(d),
            (e) or (f) of the Purchase Agreement shall be substantially in the form of Exhibit B-1 to this Agreement.

      7.    Indemnification

      The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

      8.    Continuing Effect

      Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with its terms.

      9.    Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      10.   Notices

      Any notices or other communications permitted or required under the Agreements to be made to the Depositor, MSMCI, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the related Agreement and shall be sent as follows:

      In the case of MSMCI:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2006-7


      With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

      In the case of the Depositor:

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2006-7

      In the case of the Trustee:

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1625
            Chicago, Illinois 60603
            Attention: Global Securities and Trust Services MSM 2006-7

      In the case of the Seller and the Servicer:

            Morgan Stanley Credit Corporation
            2500 Lake Cook Road
            Riverwoods, Illinois  60015
            Attention:  Law Division, Secondary Marketing

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the related Agreement.

      11.   Ratification

       Except as modified and expressly amended by this Assignment, the Agreements are in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      12.   Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      13.   Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreements.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                  MORGAN STANLEY MORTGAGE CAPITAL INC.


                                  By: /s/ Valerie Kay
                                      -----------------------------------
                                      Name:   Valerie Kay
                                      Title:  Vice President


                                  MORGAN STANLEY CAPITAL I INC.


                                  By: /s/ Valerie Kay
                                      -----------------------------------
                                      Name:   Valerie Kay
                                      Title:  Vice President


                                  MORGAN STANLEY CREDIT CORPORATION


                                  By: /s/ David L. Bianucci
                                      -----------------------------------
                                      Name:   David L. Bianucci
                                      Title:  Senior Vice President




Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Patricia M. Russo
    -------------------------------
    Name:   Patricia M. Russo
    Title:  Vice President

LASALLE BANK NATIONAL ASSOCIATION,
 as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-7


By: /s/ Christopher Lewis
    -------------------------------
Name:   Christopher Lewis
Title:  Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting

----------------------------------------------------------------------------------------------------
Column/Header Name                                Description                 Decimal  Format
                                                                                       Comment
----------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                  A unique number assigned to a loan by the
                                   Servicer.  This may be different than the
                                   LOAN_NBR
----------------------------------------------------------------------------------------------------
LOAN_NBR                           A unique identifier assigned to each loan
                                   by the originator.
----------------------------------------------------------------------------------------------------
CLIENT_NBR                         Servicer Client Number
----------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                  Contains a unique number as assigned by an
                                   external servicer to identify a group of
                                   loans in their system.
----------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                First Name of the Borrower.
----------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                 Last name of the borrower.
----------------------------------------------------------------------------------------------------
PROP_ADDRESS                       Street Name and Number of Property
----------------------------------------------------------------------------------------------------
PROP_STATE                         The state where the  property located.
----------------------------------------------------------------------------------------------------
PROP_ZIP                           Zip code where the property is located.
----------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE             The date that the borrower's next payment           MM/DD/YYYY
                                   is due to the servicer at the end
                                   of processing cycle, as reported by
                                   Servicer.
----------------------------------------------------------------------------------------------------
LOAN_TYPE                          Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE              The date a particular bankruptcy claim              MM/DD/YYYY
                                   was filed.
----------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE            The chapter under which the bankruptcy
                                   was filed.
----------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                The case number assigned by the court to
                                   the bankruptcy filing.
----------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE             The payment due date once the bankruptcy            MM/DD/YYYY
                                   has been approved by the courts
----------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE         The Date The Loan Is Removed From                   MM/DD/YYYY
                                   Bankruptcy. Either by Dismissal,
                                   Discharged and/or a Motion For Relief Was
                                   Granted.
----------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                 The Date The Loss Mitigation Was Approved           MM/DD/YYYY
                                   By The Servicer
----------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                      The Type Of Loss Mitigation Approved For
                                   A Loan Such As;
----------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE             The Date The Loss Mitigation /Plan Is               MM/DD/YYYY
                                   Scheduled
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                   To End/Close
----------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE             The Date The Loss Mitigation Is Actually            MM/DD/YYYY
                                   Completed
----------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE               The date DA Admin sends a letter to the             MM/DD/YYYY
                                   servicer with instructions to begin
                                   foreclosure proceedings.
----------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE             Date File Was Referred To Attorney to               MM/DD/YYYY
                                   Pursue Foreclosure
----------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                   Notice of 1st legal filed by an Attorney            MM/DD/YYYY
                                   in a Foreclosure Action
----------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE          The date by which a foreclosure sale is             MM/DD/YYYY
                                   expected to occur.
----------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                   The actual date of the foreclosure sale.            MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                    The amount a property sold for at the         2     No
                                   foreclosure sale.                                   commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
EVICTION_START_DATE                The date the servicer initiates eviction            MM/DD/YYYY
                                   of the borrower.
----------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE            The date the court revokes legal                    MM/DD/YYYY
                                   possession of the property from the
                                   borrower.
----------------------------------------------------------------------------------------------------
LIST_PRICE                         The price at which an REO property is         2     No
                                   marketed.                                           commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
LIST_DATE                          The date an REO property is listed at a             MM/DD/YYYY
                                   particular price.
----------------------------------------------------------------------------------------------------
OFFER_AMT                          The dollar value of an offer for an REO       2     No
                                   property.                                           commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                    The date an offer is received by DA Admin           MM/DD/YYYY
                                   or by the Servicer.
----------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                   The date the REO sale of the property is            MM/DD/YYYY
                                   scheduled to close.
----------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE            Actual Date Of REO Sale                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------
OCCUPANT_CODE                      Classification of how the property is
                                   occupied.
----------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                A code that indicates the condition of
                                   the property.
----------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE               The date a  property inspection is                  MM/DD/YYYY
                                   performed.
----------------------------------------------------------------------------------------------------
APPRAISAL_DATE                     The date the appraisal was done.                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------
CURR_PROP_VAL                      The current "as is" value of the              2
                                   property based on
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                   brokers price opinion or appraisal.
----------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                  The amount the property would be worth if     2
                                   repairs are completed pursuant to a
                                   broker's price opinion or appraisal.
----------------------------------------------------------------------------------------------------
If applicable:
----------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                 FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                 The circumstances which caused a borrower
                                   to stop paying on a loan. Code indicates
                                   the reason why the loan is in default for
                                   this cycle.
----------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                Date Mortgage Insurance Claim Was Filed             MM/DD/YYYY
                                   With Mortgage Insurance Company.
----------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                       Amount of Mortgage Insurance Claim Filed            No
                                                                                       commas(,)
                                                                                       or
                                                                                       dollar
                                                                                       signs
                                                                                       ($)
----------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                 Date Mortgage Insurance Company Disbursed           MM/DD/YYYY
                                   Claim Payment
----------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                  Amount Mortgage Insurance Company Paid On     2     No
                                   Claim                                               commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE              Date Claim Was Filed With Pool Insurance            MM/DD/YYYY
                                   Company
----------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                     Amount of Claim Filed With Pool Insurance     2     No
                                   Company                                             commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE               Date Claim Was Settled and The Check Was            MM/DD/YYYY
                                   Issued By The Pool Insurer
----------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                Amount Paid On Claim By Pool Insurance        2     No
                                   Company                                             commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD           MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed             2     No
                                                                                       commas(,)
                                                                                       or
                                                                                       dollar
                                                                                       signs
                                                                                       ($)
----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment            MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim              2     No
                                                                                       commas(,)
                                                                                       or
                                                                                       dollar
                                                                                       signs
                                                                                       ($)
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE          Date FHA Part B Claim Was Filed With HUD          MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                 Amount of FHA Part B Claim Filed            2     No
                                                                                       commas(,)
                                                                                       or
                                                                                       dollar
                                                                                       signs
                                                                                       ($)
----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE           Date HUD Disbursed Part B Claim Payment           MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT            Amount HUD Paid on Part B Claim             2     No
                                                                                       commas(,)
                                                                                       or
                                                                                       dollar
                                                                                       signs
                                                                                       ($)
----------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                 Date VA Claim Was Filed With the                   MM/DD/YYYY
                                   Veterans Admin
----------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                  Date Veterans Admin. Disbursed VA Claim            MM/DD/YYYY
                                   Payment
----------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                   Amount Veterans Admin. Paid on VA Claim      2     No
                                                                                       commas(,)
                                                                                       or
                                                                                       dollar
                                                                                       signs
                                                                                       ($)
----------------------------------------------------------------------------------------------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

       o  ASUM-  Approved Assumption
       o  BAP-   Borrower Assistance Program
       o  CO-    Charge Off
       o  DIL-   Deed-in-Lieu
       o  FFA-   Formal Forbearance Agreement
       o  MOD-   Loan Modification
       o  PRE-   Pre-Sale
       o  SS-    Short Sale
       o  MISC-  Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
       o  Mortgagor
       o  Tenant
       o  Unknown
       o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
       o  Damaged
       o  Excellent
       o  Fair
       o  Gone
       o  Good
       o  Poor
       o  Special Hazard
       o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

               --------------------------------------------------------
               Delinquency      Delinquency Description
               Code
               --------------------------------------------------------
               001              FNMA-Death of principal mortgagor
               002              FNMA-Illness of principal mortgagor
               003              FNMA-Illness of mortgagor's family
                                member
               004              FNMA-Death of mortgagor's family
                                member
               005              FNMA-Marital difficulties
               006              FNMA-Curtailment of income
               007              FNMA-Excessive Obligation
               008              FNMA-Abandonment of property
               009              FNMA-Distant employee transfer
               --------------------------------------------------------

               011              FNMA-Property problem
               012              FNMA-Inability to sell property
               013              FNMA-Inability to rent property
               014              FNMA-Military Service
               015              FNMA-Other
               016              FNMA-Unemployment
               017              FNMA-Business failure
               019              FNMA-Casualty loss
               022              FNMA-Energy environment costs
               023              FNMA-Servicing problems
               026              FNMA-Payment adjustment
               027              FNMA-Payment dispute
               029              FNMA-Transfer of ownership pending
               030              FNMA-Fraud
               031              FNMA-Unable to contact borrower
               INC              FNMA-Incarceration
               --------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

               -------------------------------------------------------
                 Status Code    Status Description
               -------------------------------------------------------
                      09        Forbearance
                      17        Pre-foreclosure Sale Closing Plan
                                Accepted
                      24        Government Seizure
                      26        Refinance
                      27        Assumption
                      28        Modification
                      29        Charge-Off
                      30        Third Party Sale
                      31        Probate
                      32        Military Indulgence
                      43        Foreclosure Started
                      44        Deed-in-Lieu Started
                      49        Assignment Completed
                      61        Second Lien Considerations
                      62        Veteran's Affairs-No Bid
                      63        Veteran's Affairs-Refund
                      64        Veteran's Affairs-Buydown
                      65        Chapter 7 Bankruptcy
                      66        Chapter 11 Bankruptcy
                      67        Chapter 13 Bankruptcy
               -------------------------------------------------------

----------------------------------------------------
Exhibit IIC: Standard File Layout - Master Servicing
-----------------------------------------------------

------------------------------------------------------------------------------------------------------------
Column Name                   Description                      Decimal   Format Comment               Max
                                                                                                      Size
------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR              A value assigned by the                    Text up to 10 digits            20
                              Servicer to define a group of
                              loans.
------------------------------------------------------------------------------------------------------------
LOAN_NBR                      A unique identifier assigned to            Text up to 10 digits            10
                              each loan by the investor.
------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR             A unique number assigned to a              Text up to 10 digits            10
                              loan by the Servicer.  This may
                              be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------
BORROWER_NAME                 The borrower name as received              Maximum length of 30 (Last,     30
                              in the file.  It is not                    First)
                              separated by first and last
                              name.
------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                 Scheduled monthly principal and     2      No commas(,) or dollar          11
                              scheduled interest payment that            signs ($)
                              a borrower is expected to pay,
                              P&I constant.
------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                 The loan interest rate as           4      Max length of 6                  6
                              reported by the Servicer.
------------------------------------------------------------------------------------------------------------
NET_INT_RATE                  The loan gross interest rate        4      Max length of 6                  6
                              less the service fee rate as
                              reported by the Servicer.
------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                 The servicer's fee rate for a       4      Max length of 6                  6
                              loan as reported by the
                              Servicer.
------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                  The servicer's fee amount for a     2      No commas(,) or dollar          11
                              loan as reported by the                    signs ($)
                              Servicer.
------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                   The new loan payment amount as      2      No commas(,) or dollar          11
                              reported by the Servicer.                  signs ($)
------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                 The new loan rate as reported       4      Max length of 6                  6
                              by the Servicer.
------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                The index the Servicer is using     4      Max length of 6                  6
                              to calculate a forecasted rate.
------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL             The borrower's actual principal     2      No commas(,) or dollar          11
                              balance at the beginning of the            signs ($)
                              processing cycle.
------------------------------------------------------------------------------------------------------------


ACTL_END_PRIN_BAL             The borrower's actual principal     2      No commas(,) or dollar          11
                              balance at the end of the                  signs ($)
                              processing cycle.
------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE        The date at the end of                     MM/DD/YYYY                      10
                              processing cycle that the
                              borrower's next payment is due
                              to the Servicer, as reported by
                              Servicer.
------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1               The first curtailment amount to     2      No commas(,) or dollar          11
                              be applied.                                signs ($)
------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1              The curtailment date associated            MM/DD/YYYY                      10
                              with the first curtailment
                              amount.
------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1               The curtailment interest on the     2      No commas(,) or dollar          11
                              first curtailment amount, if               signs ($)
                              applicable.
------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2               The second curtailment amount       2      No commas(,) or dollar          11
                              to be applied.                             signs ($)
------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2              The curtailment date associated            MM/DD/YYYY                      10
                              with the second curtailment
                              amount.
------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2               The curtailment interest on the     2      No commas(,) or dollar          11
                              second curtailment amount, if              signs ($)
                              applicable.
------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3               The third curtailment amount to     2      No commas(,) or dollar          11
                              be applied.                                signs ($)
------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3              The curtailment date associated            MM/DD/YYYY                      10
                              with the third curtailment
                              amount.
------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                The curtailment interest on the     2      No commas(,) or dollar          11
                              third curtailment amount, if               signs ($)
                              applicable.
------------------------------------------------------------------------------------------------------------
PIF_AMT                       The loan "paid in full" amount      2      No commas(,) or dollar          11
                              as reported by the Servicer.               signs ($)
------------------------------------------------------------------------------------------------------------
PIF_DATE                      The paid in full date as                   MM/DD/YYYY                      10
                              reported by the Servicer.
------------------------------------------------------------------------------------------------------------
ACTION_CODE                   The standard FNMA numeric code             Action Code Key:                 2
                              used to indicate the default/              15=Bankruptcy,
                              delinquent status of a particular          30=Foreclosure, , 60=PIF,
                              loan.                                      63=Substitution,
                                                                         65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                   The amount of the interest          2      No commas(,) or dollar          11
                              adjustment as reported by the              signs ($)
                              Servicer.
-----------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT        The Soldier and Sailor              2      No commas(,) or dollar          11
                              Adjustment                                 signs ($)
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                              amount, if applicable
-----------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT              The Non Recoverable Loan            2      No commas(,) or dollar          11
                              Amount, if applicable.                     signs ($)
-----------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                 The amount the Servicer is          2      No commas(,) or dollar          11
                              passing as a loss, if                      signs ($)
                              applicable.
-----------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL            The scheduled outstanding           2      No commas(,) or dollar          11
                              principal amount due at the                signs ($)
                              beginning of the cycle date to
                              be passed through to investors.
---------------------------------------------------------------------------- ------------------------------
SCHED_END_PRIN_BAL            The scheduled principal balance     2      No commas(,) or dollar          11
                              due to investors at the end of             signs ($)
                              a processing cycle.
-----------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                The scheduled principal amount      2      No commas(,) or dollar          11
                              as reported by the Servicer for            signs ($)
                              the current cycle -- only
                              applicable for
                              Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------
SCHED_NET_INT                 The scheduled gross interest        2      No commas(,) or dollar          11
                              amount less the service fee                signs ($)
                              amount for the current cycle as
                              reported by the Servicer --
                              only applicable for
                              Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                 The actual principal amount         2      No commas(,) or dollar          11
                              collected by the Servicer for              signs ($)
                              the current reporting cycle --
                              only applicable for
                              Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------
ACTL_NET_INT                  The actual gross interest           2      No commas(,) or dollar          11
                              amount less the service fee                signs ($)
                              amount for the current
                              reporting cycle as reported by
                              the Servicer -- only applicable
                              for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT           The penalty amount received         2      No commas(,) or dollar          11
                              when a borrower prepays on his             signs ($)
                              loan as reported by the
                              Servicer.
-----------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED        The prepayment penalty amount       2      No commas(,) or dollar          11
                              for the loan waived by the                 signs ($)
                              servicer.
-----------------------------------------------------------------------------------------------------------
MOD_DATE                      The Effective Payment Date of              MM/DD/YYYY                      10
                              the Modification for the loan.
-----------------------------------------------------------------------------------------------------------
MOD_TYPE                      The Modification Type.                     Varchar - value can be          30
                                                                         alpha or numeric
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT        The current outstanding             2      No commas(,) or dollar          11
                              principal and interest advances            signs ($)
                              made by Servicer.
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
---------------------------------------------------------------------------
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (u)

      (v) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      ------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
            * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            * REO repairs > $1500 require explanation
            * REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further documentation.
      13.   The total of lines 1 through 12. (w) Credits:

      14-21.Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.
            * Copy of EOB for any MI or gov't guarantee * All other credits need to be clearly defined on the 332 form
      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      ------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

--------------------------------------------------------------------------------
Exhibit IIE: Calculation of Realized Loss/Gain Form 332
--------------------------------------------------------------------------------

  Prepared by:  __________________                   Date:  _______________
  Phone:  ________________________   Email Address:_____________________


 ---------------------    -------------------------    -----------------------
| Servicer Loan No.   |  | Servicer Name           |  | Servicer Address       |
|                     |  |                         |  |                        |
|                     |  |                         |  |                        |
 ---------------------    -------------------------    -----------------------

  WELLS FARGO BANK, N.A. Loan No._____________________________

  Borrower's Name: _____________________________________________________
  Property Address: ____________________________________________________

  Liquidation Type:  REO Sale      3rd Party Sale       Short Sale    Charge Off

  Was this loan granted a Bankruptcy deficiency or cramdown      Yes       No
  If "Yes", provide deficiency or cramdown amount ______________________________

  Liquidation and Acquisition Expenses:
  (1)  Actual Unpaid Principal Balance of Mortgage Loan      $ ___________ (1)
  (2)  Interest accrued at Net Rate                            ___________ (2)
  (3)  Accrued Servicing Fees                                  ___________ (3)
  (4)  Attorney's Fees                                         ___________ (4)
  (5)  Taxes (see page 2)                                      ___________ (5)
  (6)  Property Maintenance                                    ___________ (6)
  (7)  MI/Hazard Insurance Premiums (see page 2)               ___________ (7)
  (8)  Utility Expenses                                        ___________ (8)
  (9)  Appraisal/BPO                                           ___________ (9)
  (10) Property Inspections                                    ___________ (10)
  (11) FC Costs/Other Legal Expenses                           ___________ (11)
  (12) Other (itemize)                                         ___________ (12)
       Cash for Keys__________________________                 ___________ (12)
       HOA/Condo Fees_______________________                   ___________ (12)
       ______________________________________                  ___________ (12)

       Total Expenses                                        $ ___________ (13)
  Credits:
  (14) Escrow Balance                                        $ ___________ (14)
  (15) HIP Refund                                              ___________ (15)

  (16) Rental Receipts                                         ___________ (16)
  (17) Hazard Loss Proceeds                                    ___________ (17)
  (18) Primary Mortgage Insurance / Gov't Insurance            ___________ (18a)
  HUD Part A                                                   ___________ (18b)
  HUD Part B
  (19) Pool Insurance Proceeds                                 ___________ (19)
  (20) Proceeds from Sale of Acquired Property                 ___________ (20)
  (21) Other (itemize)                                         ___________ (21)
       _________________________________________               ___________ (21)

       Total Credits                                         $ ___________ (22)
  Total Realized Loss (or Amount of Gain)                    $ ___________ (23)

Escrow Disbursement Detail


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------
       Type            Date Paid         Period of        Total Paid       Base Amount        Penalties         Interest
   (Tax /Ins.)                            Coverage
------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

                                  EXHIBIT A-1

               SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


----------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                               Servicing Criteria                                  Criteria
----------------------------------------------------------------------------------------------
   Reference                         Criteria
----------------------------------------------------------------------------------------------
                         General Servicing Considerations
----------------------------------------------------------------------------------------------
                Policies and procedures are instituted to monitor any
                performance or other triggers and events of default in                  X
1122(d)(1)(i)   accordance with the transaction agreements.
----------------------------------------------------------------------------------------------
                If any material servicing activities are
                outsourced to third parties, policies and                               X
                procedures are instituted to monitor the third
                party's performance and compliance with such
1122(d)(1)(ii)  servicing activities.
----------------------------------------------------------------------------------------------
                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii) back-up servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------
                A fidelity bond and errors and omissions policy is in effect
                on the party participating in the servicing function                    X
                throughout the reporting period in the amount of coverage
                required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)  transaction agreements.
----------------------------------------------------------------------------------------------
                        Cash Collection and Administration
----------------------------------------------------------------------------------------------
                Payments on mortgage loans are deposited into the
                appropriate custodial bank accounts and related bank clearing           X
                accounts no more than two business days following receipt, or such other number of days specified in the transaction
1122(d)(2)(i)   agreements.
----------------------------------------------------------------------------------------------
                Disbursements made via wire transfer on behalf of an obligor            X
1122(d)(2)(ii)  or to an investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------
                Advances of funds or guarantees regarding collections, cash
                flows or distributions, and any interest or other fees charged          X
                for such advances, are made, reviewed and approved as
1122(d)(2)(iii) specified in the transaction agreements.
----------------------------------------------------------------------------------------------
                The related accounts for the transaction, such as cash reserve
                accounts or accounts established as a form of                           X
                overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)  transaction agreements.
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                               Servicing Criteria                                  Criteria
----------------------------------------------------------------------------------------------
   Reference                         Criteria
----------------------------------------------------------------------------------------------
                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                agreements. For purposes of this criterion, "federally
                insured depository institution" with respect to a foreign               X
                financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the
1122(d)(2)(v)   Securities Exchange Act.
----------------------------------------------------------------------------------------------
                Unissued checks are safeguarded so as to                                X
1122(d)(2)(vi)  prevent  unauthorized access.
----------------------------------------------------------------------------------------------
                Reconciliations are prepared on a monthly
                basis for all asset-backed securities related bank
                accounts, including custodial accounts and related bank
                clearing accounts. These reconciliations are (A)
                mathematically accurate; (B) prepared within 30 calendar
                days after the bank statement cutoff date, or such other                X
                number of days specified in the transaction agreements; (C)
                reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations
                for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction
1122(d)(2)(vii) agreements.
----------------------------------------------------------------------------------------------
                         Investor Remittances and Reporting
----------------------------------------------------------------------------------------------
                Reports to investors, including those to be
                filed with the Commission, are maintained in accordance
                with the transaction agreements and applicable Commission
                requirements. Specifically, such reports (A) are prepared in
                accordance with timeframes and other terms set forth in the             X
                transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction
                agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal
                balance and number of mortgage loans serviced by the
1122(d)(3)(i)   Servicer.
----------------------------------------------------------------------------------------------
                Amounts due to investors are allocated and
                remitted in accordance with timeframes, distribution                    X
                priority and other terms set forth in the transaction
1122(d)(3)(ii)  agreements.
----------------------------------------------------------------------------------------------
1122(d)(3)(iii) Disbursements made to an investor are posted
                within two business days to the Servicer's investor records,           X
                or such other number of days specified in the transaction
                agreements.
----------------------------------------------------------------------------------------------
1122(d)(3)(iv)  Amounts remitted to investors per the
                investor reports agree with cancelled checks, or other                 X
                form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                               Servicing Criteria                                  Criteria
----------------------------------------------------------------------------------------------
   Reference                         Criteria
----------------------------------------------------------------------------------------------
                              Pool Asset Administration
----------------------------------------------------------------------------------------------
                Collateral or security on mortgage loans is
                maintained as required by the transaction agreements or               X
1122(d)(4)(i)   related mortgage loan documents.
----------------------------------------------------------------------------------------------
                Mortgage loan and related documents are                               X
1122(d)(4)(ii)  safeguarded as required by the transaction agreements
----------------------------------------------------------------------------------------------
                Any additions, removals or substitutions to
                the asset pool are made, reviewed and approved in                     X
                accordance with any conditions or requirements in the
1122(d)(4)(iii) transaction agreements.
----------------------------------------------------------------------------------------------
                Payments on mortgage loans, including any
                payoffs, made in accordance with the related mortgage loan            X
                documents are posted to the Servicer's obligor records
                maintained no more than two business days after receipt, or such other number of days specified in the transaction
                agreements, and allocated to principal, interest or other
                items (e.g., escrow) in accordance with the related mortgage
1122(d)(4)(iv)  loan documents.
----------------------------------------------------------------------------------------------
                The Servicer's records regarding the mortgage loans
                agree with the Servicer's records with respect to an                  X
1122(d)(4)(v)   obligor's unpaid principal balance.
----------------------------------------------------------------------------------------------
                Changes with respect to the terms or status
                of an obligor's mortgage loans (e.g., loan modifications              X
                or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and
1122(d)(4)(vi)  related pool asset documents.
----------------------------------------------------------------------------------------------
                Loss mitigation or recovery actions (e.g.,
                forbearance plans, modifications and deeds in lieu of
                foreclosure, foreclosures and repossessions, as applicable)           X
                are initiated, conducted and concluded in accordance with
                the timeframes or other requirements established by the
1122(d)(4)(vii) transaction agreements.
---------------------------------------------------------------------------------------------
                Records documenting collection efforts are
                maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records
                are maintained on at least a monthly basis, or such other           X
                period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage
                loans including, for example, phone calls, letters and
                payment rescheduling plans in cases where delinquency is
1122(d)(4)      deemed temporary (e.g., illness or unemployment).
(viii)
---------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                               Servicing Criteria                                  Criteria
----------------------------------------------------------------------------------------------
   Reference                         Criteria
----------------------------------------------------------------------------------------------

                Adjustments to interest rates or rates of return
                for mortgage loans with variable rates are computed                    X
1122(d)(4)(ix)  based on the related mortgage loan documents.
----------------------------------------------------------------------------------------------
                Regarding any funds held in trust for an obligor
                (such as escrow accounts): (A) such funds are
                analyzed, in accordance with the obligor's mortgage loan
                documents, on at least an annual basis, or such other period
                specified in the transaction agreements; (B) interest on               X
                such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and
                (C) such funds are returned to the obligor within 30
                calendar days of full repayment of the related mortgage
                loans, or such other number of days specified in the
1122(d)(4)(x)   transaction agreements.
----------------------------------------------------------------------------------------------
                Payments made on behalf of an obligor (such as tax or
                insurance payments) are made on or before the related
                penalty or expiration dates, as indicated on the                       X
                appropriate bills or notices for such payments, provided
                that such support has been received by the servicer at least
                30 calendar days prior to these dates, or such other
1122(d)(4)(xi)  number of days specified in the transaction agreements
----------------------------------------------------------------------------------------------
                Any late payment penalties in connection with any payment
                to be made on behalf of an obligor are paid from                       X
                the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or
122(d)(4)(xii)  omission.
----------------------------------------------------------------------------------------------
                Disbursements made on behalf of an obligor
                are posted within two business days to the obligor's                   X
                records maintained by the servicer, or such other number of
122(d)(4)(xiii) days specified in the transaction agreements.
----------------------------------------------------------------------------------------------
                Delinquencies, charge-offs and uncollectible
                accounts are recognized and recorded in accordance with                X
122(d)(4)(xiv)  the transaction agreements.
----------------------------------------------------------------------------------------------
                Any external enhancement or other support, identified
                in Item 1114(a)(1) through (3) or Item 1115 of Regulation              X
                AB, is maintained as set forth in the transaction
1122(d)(4)(xv)  agreements.
---------------------------------------------------------------------------------------------


                                    [MORGAN STANLEY CREDIT CORPORATION]
                                    [NAME OF SUBSERVICER]



                                    Date: ________________________________



                                    By: __________________________________
                                        Name:
                                        Title:

                                  EXHIBIT B-1


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-7 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

       In accordance with Section [7.03(d)][7.03(e)][7.03(g)] of the Purchase Agreement, dated as of November 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, Morgan Stanley Credit Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

       Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                        [NAME OF PARTY]

                                        as [role]


                                        By: __________________________
                                            Name:
                                            Title:

                                  EXHIBIT C-1

                         FORM OF ANNUAL CERTIFICATION

        Re:   The [        ] agreement dated as of [    ], 200[ ]
              (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Morgan
Stanley Credit Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit 12 to the Purchase Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

  (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                    Date:
                                          ------------------------------------

                                    By:
                                          ------------------------------------
                                          Name:
                                          Title: